Exhibit 32.1

Certification of Periodic Report

I, Norman Schwartz, Chief Executive Officer of Bio-Rad Laboratories, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the Annual Report on Form 10-K of the Company for the year ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 18, 2013	/s/ Norman Schwartz
Norman Schwartz, Chairman of the Board, President and
Chief Executive Officer